Exhibit 10.3

AGREEMENT

FOR THE ADHERENCE BY

INTELSAT LUXEMBOURG INVESTMENT S.ÀR.L.

AND

INTELSAT CORPORATION

TO THE

LUXEMBOURG SHARES AND BENEFICIARY CERTIFICATES PLEDGE AGREEMENT

DATED 12 JANUARY 2011

AND

FOR THE AMENDMENT OF THE PLEDGE AGREEMENT

31 July 2012

This Agreement for the Adherence by Intelsat Luxembourg Investment S.àr.l. and Intelsat Corporation to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 and for the Amendment of the Pledge Agreement, dated 31 July 2012 (the “Agreement”), has been entered by and,

BETWEEN:

(1)	The Pledgors set forth in Schedule 1 (together the “Pledgors” and each a “Pledgor”);

AND

(2)	Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Collateral Trustee for the Secured Parties together with its successors and assigns in such capacity (the “Collateral Trustee” or the “Pledgee”);

IN THE PRESENCE OF:

(3)	The Companies set forth in Schedule 2 (together the “Companies” and each a “Company”);

WHEREAS:

(A)	On 12 January 2011, the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, and other agent parties party thereto, entered into the Credit Agreement.

(B)	In relation to the Credit Agreement, a shares and beneficiary certificates pledge agreement has been entered into on 12 January 2011 by inter alia the Pledgors and the Pledgee in the presence of the Companies (each as defined therein) (the “Pledge Agreement”).

(C)	On 31 May 2012, by way of a series of mergers in cascade, SubHoldco was merged into Phoenix, Phoenix was merged into Intermediate and Intermediate was merged into Jackson, and each of the Absorbed Companies ceased to exist and all of their assets and liabilities were ipso jure transferred to, ultimately, Jackson. As a consequence, the Absorbed Companies are no longer party to the Pledge Agreement and the Pledge Agreement shall be amended as set forth herein.

(D)	It is intended that with effect on or about 1 August 2012, Finance will be absorbed by Lux Investment and cease to exist (the “Merger”) so that with effect from the Merger, Finance will no longer be a Party to the Pledge Agreement.

(E)	Lux Investment is the wholly-owned subsidiary of Gibco and all shares in issue in Lux Investment are held by Gibco (the “New Shares”). The New Shares shall be pledged by Gibco to the Pledgee pursuant to the Pledge Agreement and therefore the Pledge Agreement shall be amended as set forth herein and Lux Investment shall become a party thereto as “Company”. Gibco in its capacity as sole shareholder of Lux Investment, wishes Lux Investment to adhere to the Pledge Agreement in order to inter alia pledge all New Shares it holds in Lux Investment under such terms and conditions as set forth in the Pledge Agreement, and the Pledgors expressly acknowledge and the Pledgee agrees to such adherence.

(F)	Intelsat Corp shall acquire shares (the “OP Shares”) and Beneficiary Certificates (the “OP Beneficiary Certificates”) of Intelsat Operations and therefore shall become a party to the Pledge Agreement as “Pledgor”.

NOW THEREFORE IT IS AGREED as follows:

Clause 1.	DEFINITIONS AND INTERPRETATION

1.1.	Capitalized terms used herein as defined terms shall have the meaning given thereto in the Pledge Agreement and/or the Credit Agreement, unless otherwise defined in the present Agreement, and:

Absorbed Companies	Means SubHoldco, Phoenix and Intermediate;

Finance	Means Intelsat (Luxembourg) Finance Company S.à r.l, a société à responsabilité limitée under the laws of Luxembourg and registered at the RCS under number RCS Luxembourg B117.304 and which will be merged into Lux Investment on or about 1 August 2012;

Gibco	Means Intelsat (Gibraltar) Limited, a private limited liability company incorporated under the laws of Gibraltar having its registered office at Suite 1 Burns House, 19 Town Range, Gibraltar, registered with the Gibraltar Trade and Companies Register under number 96556;

Intelsat Corp	Means Intelsat Corporation, a corporation incorporate under the laws of Delaware having its registered office at 2711 Centerville Road Suite 400, Wilmington, New Castle County 19808, Delaware State, United States of America registered with the Division of Corporations of the State of Delaware under number 2664446;

Intelsat Lux	Means Intelsat (Luxembourg) S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and registered at the RCS under number RCS Luxembourg B149.942;

Intelsat Operations	Means Intelsat Operations S.A., a société anonyme incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number RCS Luxembourg B 156.669;

Intermediate	Means Intelsat Intermediate Holding Company S.A., a société anonyme under the laws of Luxembourg previously registered at the RCS under number RCS Luxembourg B149.957 and which has been merged into Jackson on 31 May 2012;

Jackson or the Borrower	Means Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and registered at the RCS under number RCS Luxembourg B149.959;

Lux Investment	Means Intelsat Luxembourg Investment S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number RCS Luxembourg B 169.491;

Phoenix	Means Intelsat Phoenix Holdings S.A. a société anonyme under the laws of Luxembourg and previously registered at the RCS under number RCS Luxembourg n° B 156667 and which has been merged into Intermediate on 31 May 2012;

RCS	Means the Registre de Commerce et des Sociétés of Luxembourg;

SubHoldco	Means Intelsat Subsidiary Holding Company S.A., a société anonyme under the laws of Luxembourg and previously registered at the RCS under number RCS Luxembourg B149.894 and which has been merged into Phoenix on 31 May 2012.

1.2.	The recitals and Schedules to this Agreement form an integral part thereof.

1.3.	The Pledgee shall not be responsible for the sufficiency of any terms used herein or any of the reorganization transactions as set out in the recitals of this Agreement.

Clause 2.	ADHERENCE, PLEDGE ON NEW SHARES

2.1.	Lux Investment hereby becomes a party to the Pledge Agreement as “Company” and Intelsat Corp hereby becomes a party to the Pledge Agreement as “Pledgor”.

2.2.	Gibco, in its capacity as sole shareholder of Lux Investment and as a Pledgor under the Pledge Agreement, pledges, and confirms the pledge, on all New Shares as Pledged Shares and all Related Assets relating thereto pursuant to the terms and conditions of the Pledge Agreement and the Pledgee acknowledges and accepts.

2.3.	Lux Investment hereby acknowledges the Pledge over the New Shares and Related Assets, and undertakes to deliver a copy of its share register showing the inscription of the Pledge (in conformity with schedule 3 of the Pledge Agreement) on the New Shares to the Pledgee.

2.4.	Intelsat Corp pledges, with effect upon its acquisition of the OP Shares and the OP Beneficiary Certificates, as Pledged Shares respectively Pledged Beneficiary Certificates and all Related Assets relating thereto pursuant to the terms and conditions of the Pledge Agreement and the Pledgee acknowledges and accepts.

2.5.	Intelsat Operations hereby acknowledges the Pledge over the OP Shares and the OP Beneficiary Certificates and Related Assets, and undertakes, upon the acquisition by Intelsat Corp of the OP Shares and the OP Beneficiary Certificates to deliver a copy of its Register of Shareholders respectively BC Register showing the inscription of the Pledge (in conformity with schedule 3 of the Pledge Agreement) on the OP Shares respectively OP Beneficiary Certificates to the Pledgee.

Clause 3.	AMENDMENT PLEDGE AGREEMENT

The parties hereto agree that the Pledge Agreement shall be amended so that (i) the list of Pledgors, (ii) the list of Companies and (iii) the list of shares and beneficiary certificates issued are updated and consequentially schedule 1 thereto is amended and replaced by Schedule 1 of this Agreement, schedule 2 thereto is amended and replaced by Schedule 2 of this Agreement, and schedule 4 thereto is amended and replaced by Schedule 3 of this Agreement.

Clause 4.	ADDITIONAL PROVISIONS

The parties hereto agree that Clauses 1.2, 15 to 19 of the Pledge Agreement are included by way of reference into the present Agreement.

Clause 5.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by way of facsimile or scanned PDF exchange of executed signature pages, all of which together shall constitute one and the same Agreement.

Schedule 1

The Pledgors

(1)	Intelsat (Luxembourg) S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.942;

(2)	Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.959;

(3)	Intelsat (Gibraltar) Limited, a company established and having its registered office at Suite 1 Burns House, 19 Town Range, Gibraltar, registered number 96556;

(4)	Intelsat Corporation, a corporation incorporated under the laws of Delaware having its registered office at 2711 Centerville Road Suite 400, Wilmington, New Castle County 19808, Delaware State, United States of America registered with the Division of Corporations of the State of Delaware under number 2664446.

Schedule 2

The Companies

(1)	Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.959;

(2)	Intelsat Operations S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B156669;

(3)	Intelsat Luxembourg Investment S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number B 169.491;

(4)	Until the Merger, Intelsat (Luxembourg) Finance Company S.à r.l., a société à responsabilité limitée under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B117.304.

Schedule 3

Shares and Beneficiary Certificates issued

at the time of this Agreement

Company	Shares	Beneficiary Certificates
Intelsat Jackson Holdings S.A.	18,473,209	13,315,428

Intelsat Operations S.A.	6,145,666	0

Intelsat Luxembourg Investment S.à r.l.	200	NA

Until the Merger, Intelsat (Luxembourg) Finance Company S.à r.l.	3,124,235	NA

Signature Page – Agreement for the Adherence to and Amendment of Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgors:

Intelsat (Luxembourg) S.A.

By:	/s/ Phillip Spector
Name: Phillip Spector
Title: Deputy Chairman and Assistant Secretary

Intelsat Jackson Holdings S.A.

By:	/s/ Phillip Spector
Name: Phillip Spector
Title: Deputy Chairman and Assistant Secretary

Executed as a deed by
Intelsat (Gibraltar) Limited
And signed by 2 Directors

By:	/s/ Louis B. Triay
Name: Louis B. Triay
Title: Director

By:	/s/ Tristan Cano
Name: Tristan Cano
Title: Director

Intelsat Corporation

By:	/s/ Phillip Spector
Name: Phillip Spector
Title: Executive Vice President and General Counsel

Signature Page – Agreement for the Adherence to and Amendment of Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgee:

Wilmington Trust, National Association, as Pledgee

By:	/s/ Renee Kuhl	By:	/s/ Jared Grunig

Name: Renee Kuhl		Name: Jared Grunig

Title: Vice President		Title: Vice President

Signature Page – Agreement for the Adherence to and Amendment of Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

Intelsat Luxembourg Investment S.à r.l. (as a new Company) acknowledges and expressly accepts, and each of the Companies (other than Intelsat Luxembourg Investment S.à r.l.) hereby confirms its acknowledgment and acceptance of, (i) the security interest constituted by the Pledge Agreement, (ii) the terms of clause 2.2 of the Pledge Agreement and (iii) the directions contained in clauses 3.2.1 and 3.2.2 of the Pledge Agreement. Intelsat Luxembourg Investment S.à r.l. (as a new Company) confirms and each of the Companies (other than Intelsat Luxembourg Investment S.à r.l.) re-confirms (i) that it will provide the required assistance in respect of the perfection of the Pledge to the extent required under the Agreement and requested by the Pledgee and (ii) that upon the occurrence of a Triggering Event that is continuing, it shall perform as directed by the Pledgee to the extent required under the Pledge Agreement.

The Companies

Intelsat Luxembourg Investment S.à r.l.

By:	/s/ Flavien Bachabi
Name: Flavien Bachabi
Title: Manager

Intelsat Jackson Holdings S.A.

By:	/s/ Phillip Spector
Name: Phillip Spector
Title: Deputy Chairman and Assistant Secretary

Intelsat Operations S.A.

By:	/s/ Phillip Spector
Name: Phillip Spector
Title: Deputy Chairman and Assistant Secretary

Intelsat (Luxembourg) Finance Company S.à r.l.

By:	/s/ Simon Van De Weg
Name: Simon Van De Weg
Title: Manager